UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 12, 2024

Date of Report (date of earliest event reported)

Rivian Automotive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41042	47-3544981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14600 Myford Road

Irvine, California 92606

(Address of principal executive offices) (Zip code)

(888) 748-4261

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RIVN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

Transaction Agreement

On November 12, 2024, Rivian Automotive, Inc., a Delaware corporation (the “Company”), entered into a transaction agreement (the “Transaction Agreement”) with Volkswagen International America, Inc. (“VW”) and Volkswagen AG (“VW AG” and together with its affiliates the “Volkswagen Group”), providing for the creation of a joint venture, Rivian and VW Group Technology, LLC (the “Joint Venture”), between Rivian JV SPV, LLC, a wholly-owned subsidiary of the Company (“Rivian SPV”) and Volkswagen Specter LLC (“VW SPV”), a wholly-owned subsidiary of Volkswagen AG (“VW AG” and together with its affiliates the “Volkswagen Group”). Closing is planned to occur on November 13, 2024 (the “Closing”). The Joint Venture will be established as an electrical architecture technology company with a focus on software, electronic control units and related network architecture design and development. In connection with the establishment of the Joint Venture, the Volkswagen Group will pay cash consideration in the amount of $1.32 billion to the Company as consideration for its Joint Venture interest and licensing of applicable intellectual property by the Company.

The Company, through Rivian SPV, and VW SPV will each own 50% of the ownership interests in the Joint Venture. Each of the Company and VW will contribute $30 million to the Joint Venture as a capital contribution for working capital, together with the contribution of certain relevant assets and personnel. The Joint Venture’s operations will be funded through development fees to be paid by the Company and VW AG. Fees payable in respect of development services that benefit the general technology stack usable by both the Company and the Volkswagen Group will be paid 75% by VW AG, and 25% by the Company, through 2028. Starting from 2029, the parties will bear such fees equally, with VW AG paying $100 million per year in excess of its equal share. Development fees for the benefit of one specific party will be borne entirely by such party.

The Joint Venture will have a Board of Directors consisting of four directors, with the Company and VW each appointing two directors. The Joint Venture will be managed day-to-day by two Co-CEOs, with each of the Company and VW appointing one Co-CEO.

The Joint Venture may be terminated by the mutual agreement of both parties. Either party will become entitled to purchase all Joint Venture equity held by the party upon the occurrence of certain events, such as material breaches after a party’s change of control or events indicating impending insolvency of a party.

The Transaction Agreement provides for representations, warranties, and indemnities by each party relevant to the creation of the Joint Venture and the license of IP in connection therewith. The parties also agreed to certain additional cooperation, including the future creation of a jointly owned sales joint venture to jointly license technology developed by the Joint Venture to third parties. The Company also agreed to provide certain transition services to the Joint Venture for a limited period of time.

The foregoing description of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

VW Investment Agreement

Upon closing of the formation of the Joint Venture, the Company will enter into an investment agreement (“Investment Agreement”) by and among the Company, VW and VW AG for investment by VW in the Company through the sale and issuance of shares of the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”), and/or a note convertible into shares of Common Stock, subject to certain terms and conditions set forth in the Investment Agreement.

The investment by VW in the Company will occur in three separate tranches:

(1) upon and subject to the later to occur of (A) June 30, 2025 and (B) the occurrence of certain Financial Milestones (as defined in the Investment Agreement), the Company will, upon payment of $1 billion therefor, at a 33% premium, issue a number of shares of Common Stock equal to $750 million divided by the price per share of Common Stock based on the Company’s 30-trading day volume-weighted average price prior to, but not including, the date of the Financial Milestone Closing (as defined in the Investment Agreement);

(2) upon and subject to the occurrence of certain Testing Milestones (as defined in the Investment Agreement), the Company will (depending upon the Testing Milestones achieved in connection with a testing session) upon payment of the purchase price therefor, either: (A) issue a number of shares of Common Stock equal to $1.0 billion divided by the price per share of Common Stock based on the Company’s 30-trading day volume-weighted average price prior to but not including the closing date of such investment; (B) issue both (i) a number of shares of Common Stock equal to $750 million divided by the price per share of Common Stock based on the Company’s 30-trading day volume-weighted average price prior to but not including the closing date of such investment and (ii) a 4.75% convertible promissory note in a principal amount of $250 million in the form attached to the Investment Agreement (the “Convertible Note”), or (iii) issue a number of shares of Common Stock equal to $250 million divided by the price per share of Common Stock based on the Company’s 30-trading day volume-weighted average price prior to but not including the closing date of such investment, in which case a subsequent closing would occur upon further Testing Milestone achievement where the Company will issue a number of shares of Common Stock equal to $750 million divided by the price per share of Common Stock based on the Company’s 30-trading day volume-weighted average price prior to but not including the closing date of such investment. The principal amount of the Convertible Note if issued, together with any accrued and unpaid interest thereon, (a) upon satisfaction of certain Testing Milestones outstanding at the time of its issuance, would be convertible into shares of Common Stock at a price per share of Common Stock based on the Company’s 30-trading day volume weighted average price prior to, but not including, the conversion date (which such conversion price would be subject to adjustment in connection with certain transactions), or (b) if not earlier converted, would mature on September 30, 2027; and

(3) upon and subject to the earlier to occur of (A) the SOP Milestone (as defined in the Investment Agreement) and (B) January 3, 2028, the Company will, upon payment of $460 million therefor, at a 84% premium, issue a number of shares of Common Stock equal to $250 million divided by the price per share of Common Stock based on the Company’s 30-trading day volume-weighted average price prior to, but not including, the date of the SOP Closing (as defined in the Investment Agreement).

The Company or VW may terminate the Investment Agreement with respect to any obligation of the Company to issue, and of VW to purchase, shares of Common Stock (or, if applicable, the Convertible Note) in respect of any (1) Financial Milestone Closing; (2) Testing Milestone Closing (as defined in the Investment Agreement) or (3) SOP Closing (as defined in the Investment Agreement), if such closing shall not have occurred by a date that is 5 years after the date of the Investment Agreement. The obligations of each party under the Investment Agreement are also subject to the satisfaction of certain conditions, including satisfaction of certain regulatory approvals.

Pursuant to the Investment Agreement, VW has agreed to certain limitations with respect to the transfer or disposition of shares of the Company’s Common Stock that will apply so long as it, together with its affiliates, beneficially owns (or holds securities convertible into), in the aggregate, equity securities of the Company representing 5% or more of the outstanding Common Stock. In addition, VW has agreed to certain limitations with respect to the voting of shares of Common Stock held by it and certain of its affiliates, and future acquisitions of shares of Common Stock by it and certain of its affiliates.

Pursuant to the Investment Agreement, at any time following any Milestone Closing Date (as defined in the Investment Agreement), VW may deliver to the Company a written request (a “Demand Request”) that the Company prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3, or such other form as required to effect a registration of any Common Stock issued or issuable upon conversion of or pursuant to the Convertible Note (the “Registrable Securities”), covering the resale of the Registrable Securities. The obligations of the Company in respect of a Demand Request are subject to certain exceptions, including that if such Demand Request relates to an underwritten offering, then it must be in respect of shares of Common Stock with an aggregate offering value equal to at least $100.0 million.

The foregoing description of the Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the Investment Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

VW Loan Agreements

Upon closing of the formation of the Joint Venture, (1) the Joint Venture, as borrower, and VW SPV, as lender, entered into that certain Loan A Agreement (the “Loan A Agreement”) and (2) Rivian SPV, as borrower, the Joint Venture, as lender, and the Company will enter into that certain Loan B Agreement (the “Loan B Agreement”, and together with the Loan A Agreement, the “Loan Agreements”).

Each of the Loan Agreements provides for a committed $1.0 billion term loan facility, available in a single draw on any business day during the period beginning on October 1, 2026 and ending on October 30, 2026, subject to customary conditions to funding. When and if funded, the proceeds of the term loan (“Loan A”) under the Loan A Agreement will be used by the Joint Venture to fund the concurrent borrowing by Rivian SPV of the term loan (“Loan B” and together with Loan A, the “Loans”) under the Loan B Agreement. Rivian SPV will use the proceeds of Loan B to make a distribution to the Company, which intends to use such proceeds for general corporate purposes.

Each of the Loans will mature on the tenth anniversary of the funding date. Each of the Loan Agreements provide that beginning on the third anniversary of the funding date, $100.0 million of principal will be repaid each year, payable in instalments of $50.0 million twice a year, with the balance of the principal amount due on the final maturity date. Each of the Loans may be prepaid at any time, in whole or in part, without any prepayment premium or penalty. Interest on each of the Loans will accrue at a fixed rate per annum that is determined at the time of funding. The per annum rate will be equal to (a) the interpolated all-in yield for Volkswagen Group USD debt securities having a maturity of seven years on date of determination, plus (b) 25 basis points, in the case of Loan A, or 15 basis points, in the case of Loan B. Interest on each of the Loans will be paid on a semi-annual basis, except that the first interest payment on each of the Loans will be due on the second anniversary of the funding date. It is expected that interest and principal payments made by Rivian SPV to the Joint Venture under the Loan B Agreement will be used by the Joint Venture to make the corresponding payments to VW SPV under the Loan A Agreement, and for general corporate purposes.

Loan A will be secured by all assets of the Joint Venture. Loan B will be secured only by the equity interests in the Joint Venture owned by Rivian SPV. Neither of the Loans will be guaranteed by the Company or any other person or entity. The Company is a party to the Loan B Agreement only for the purpose of certain limited agreements, representations and warranties contained therein. The sole recourse for any event of default under the Loan B Agreement will be to the collateral, and the Company will not have any liability thereunder.

The Loan Agreements provide for customary representations and warranties, covenants, and events of default with respect to the respective borrowers under each Loan Agreement. The Loan B Agreement will contain additional covenants generally consistent with (and applicable to the same entities as) the covenants in our senior secured asset-based revolving credit facility, as amended at the time of funding of Loan B.

The foregoing description of the Loan Agreements does not purport to be complete and is qualified in its entirety by reference to the Loan Agreements, copies of which are filed herewith as Exhibits 10.3 and 10.4 and are incorporated herein by reference.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the expected closing of the Joint Venture, payments made under the agreements discussed herein, the achievement of specified milestones, the expected benefits from the partnership, the future investments in Rivian shares and the investments related to the JV and potential borrowings under the Loan Agreements. You can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements use these words or expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed in Part II, Item 1A, “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and its other filings with the Securities and Exchange Commission. The forward-looking statements in this press release are based upon information available to us as of the date of this Current Report on Form 8-K, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1^†	Transaction Agreement, dated as of November 12, 2024, by and among Rivian Automotive, Inc., Volkswagen International America Inc. and Volkswagen Aktiengesellschaft.

10.2^†	Investment Agreement, to be entered into at Closing, by and among Rivian Automotive, Inc., Volkswagen International America Inc. and Volkswagen Aktiengesellschaft.

10.3^	Loan Agreement, to be entered into at Closing, by and between Rivian and VW Group Technology, LLC and Volkswagen Specter LLC.

10.4^	Loan Agreement, to be entered into at Closing, by and between Rivian JV SPV, LLC, Rivian and VW Group Technology, LLC and Rivian Automotive, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Portions of this exhibit (indicated by asterisks) have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv).
^

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant undertakes to provide copies of any of the omitted exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVIAN AUTOMOTIVE, INC.

Date: November 12, 2024	By:	/s/ Claire McDonough
	Name:	Claire McDonough
	Title:	Chief Financial Officer